UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): November 7, 2006
NEXCEN BRANDS, INC.
(Exact Name of Registrant as Specified in Its Charter)
Delaware

(State or Other Jurisdiction of Incorporation)

000-27707	20-2783217

(Commission File Number)	(IRS Employer Identification No.)

1330 Avenue of the Americas, 40th Floor, New York, NY	10019-5400

(Address of Principal Executive Offices)	(Zip Code)
(212) 277-1100

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
On August 21, 2006, NexCen Brands, Inc. (the “Company”) announced that it had entered into an Equity Interest and Asset Purchase Agreement, dated August 21, 2006, by and among the Company, NexCen Franchise Brands, Inc., NexCen Franchise Management, Inc., Athlete’s Foot Marketing Associates, LLC (“AFMA”), Athlete’s Foot Brands, LLC (“Brands”), Athlete’s Foot Marketing Support Fund, LLC (“AFMSF”) and the stockholders named therein (the “Purchase Agreement”). On November 7, 2006, in connection with the closing of the acquisition described in Item 2.01 below, the Company entered into the following agreements:
•	The Company issued a warrant (the “Warrant”) to Robert J. Corliss, a selling stockholder, to purchase up to 500,000 shares of the Company’s common stock at a per share exercise price of $ 6.49 at any time prior to the third anniversary of the issue date (the “Warrant”). The exercise price is subject to customary adjustments.

•	The Company entered into two voting agreements (the “Voting Agreements”). The voting agreement with Robert Corliss grants a power of attorney to Robert D’Loren to vote or act by written consent with respect to any shares of the Company’s common stock issued upon Corliss’ partial or full exercise of the Warrant. Also, under this voting agreement, Mr Corliss agreed not to transfer more than 75% of the aggregate number of shares of the Company’s common stock issuable upon exercise of the Warrant in full (“Restricted Shares”) (except to a family member or a trust thereof) for one year from the date of exercise. Additionally, until the third anniversary of the exercise date, Mr. Corliss agreed that he will not transfer more than 25% of the shares of the Company’s common stock issuable upon full exercise of the Warrant in any one calendar quarter.

•	The voting agreement with AFMA grants a power of attorney to Robert D’Loren to vote or act by written consent with respect to the Company’s common stock issued to AFMA in connection with the Acquisition (including the Consideration Shares and the True Up Shares (each as defined in the Purchase Agreement)), until the first anniversary of the closing. In addition, AFMA agreed that it will not transfer more than 75% of the aggregate number of Consideration and True Up Shares (“Seller Restricted Shares”) (except to partners or members of AFMA or an affiliated corporation under common control with AFMA or to the Company in the case of shares transferred pursuant to the escrow agreement). In addition, AFMA agreed that it will not transfer more than 25% of the aggregate number of Consideration and True Up Shares in any one calendar quarter.

•	The Company, AFMA and Corliss entered into a registration rights agreement (the “Registration Agreement”) that provides the Company will file a registration statement within 180 days of the Closing to register the shares of the Company’s common stock held by AFMSF and the shares of the Company’s common stock underlying the Warrant for resale.
The foregoing descriptions of the Warrant, the Voting Agreements and the Registration Agreement do not purport to be complete and are qualified in the entirety by the terms and condition of the Warrant, Voting Agreements and Registration Agreement, which are filed as Exhibit 4.1, Exhibit 4.2, Exhibit 9.1 and Exhibit 9.2 to this Current Report on Form 8-K and are incorporated by reference.
Item 2.01 Completion of Acquisition or Disposition of Assets
On November 7, 2006, the Company, through its subsidiaries NexCen Franchise Brands, Inc. and NexCen Franchise Management, Inc., completed the purchase of all of the outstanding equity interests in Brands and AFMSF, along with certain nominal fixed assets owned by an affiliate of Brands (the “Acquisition”) for initial consideration of $51.5 million, all in accordance with the terms of the Purchase Agreement. The purchase price consisted of $42.1 million in cash and 1,413,423 shares of the Company’s common stock. The number of shares issued was based on the average closing price of the Company’s common stock over the five trading days prior to the closing. Additionally, the Purchase Agreement provides for a one-time contingent consideration payment of up to an additional $8.5 million. The contingent consideration payment will be determined based upon Brands’ December 31, 2006 audited financial statements and will be determined by taking the average of the “Revenue Calculation“ and the “EBITDA Calculation,” as those terms are defined in the Purchase Agreement, for the four quarters ending December 31, 2006, less the initial consideration. Contingent consideration, if any, will be paid in the same proportion of cash and Company common stock as the initial consideration. A copy of the Purchase Agreement was filed previously as Exhibit 2.1 to the Current Report filed by the Company on August 22, 2006.
Item 3.02 Unregistered Sales of Equity Securities
As consideration for the Acquisition described in Item 2.01 of this Current Report on Form 8-K, on November 7, 2006, the Company issued 1,413,423 shares of its common stock to AFMA. In issuing these shares, the Company relied on an exemption from registration under Section 4(2) of the Securities Act of 1933, as amended.
Also, on November 7, 2006, as discussed in Item 2.01 of this Current Report on Form 8-K, the Company issued a warrant to purchase an aggregate of 500,000 shares of its common stock, at a exercise price of $6.49 per share, to Robert J. Corliss. In issuing this warrant, the Company relied on a exemption from registration under Section 4(2) of the Securities Act of 1933, as amended.
Item 8.01 Other Events
On November 7, 2006, the Company issued a press release announcing the consummation of the Acquisition. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference.

Item 9.01 Financial Statements and Exhibits
(a) Financial Statements of Businesses Acquired
The audited financial statements of Brands for the years ended December 31, 2005 and 2004 are attached to this Current Report on Form 8-K as Exhibit 99.2.
The audited financial statements of AFMSF for the years ended December 31, 2005 and 2004 are attached to this Current Report on Form 8-K as Exhibit 99.3.
The unaudited interim financial statements of Brands for the nine months ended September 30, 2006 and 2005 are attached to this Current Report on Form 8-K as Exhibit 99.4.
The unaudited interim financial statements of AFMSF for the nine months ended September 30, 2006 and 2005 are attached to this Current Report on Form 8-K as Exhibit 99.5.
(b) Pro Forma Financial Information
The unaudited pro forma condensed combined financial statements which are based on the financial statements of the Company, Brands and AFMSF after giving effect to the Company’s acquisition of Brands, AFMSF and certain nominal assets owned by an affiliate of Brands are filed hereto as Exhibit 99.6.
(d) Exhibits

4.1	Common Stock Warrant, dated November 7, 2006, issued by the Company to Robert Corliss.

4.2	Registration Rights Agreement, dated November 7, 2006, by and among the Company, Robert Corliss, and AFMA.

9.1	Voting Agreement, dated November 7, 2006, by and between the Company and Robert Corliss.

9.2	Voting Agreement, dated November 7, 2006, by and between the Company and AFMA.

99.1	Press Release of the Company, dated November 7, 2006.

99.2	Audited Financial Statements for the Years Ended December 31, 2005 and 2004 of Brands.

99.3	Audited Financial Statements for the Years Ended December 31, 2005 and 2004 of AFMSF.

99.4	Unaudited Interim Financial Statements for the Nine Months Ended September 30, 2006 and 2005 of Brands.

99.5	Unaudited Interim Financial Statements for the Nine Months Ended September 30, 2006 and 2005 of AFMSF.

99.6	Unaudited Pro Forma Condensed Combined Financial Statements.

23.1	Consent of Tauber & Balser, P.C. for Brands dated November 13, 2006.

23.2	Consent of Tauber & Balser, P.C. for AFMSF dated November 13, 2006.

SIGNATURES
According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on November 14, 2006.

NEXCEN BRANDS, INC.

/s/ David B. Meister

By:	David B. Meister
Its:	Senior Vice President and Chief Financial Officer